Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 13 Copyright © 2001-2016 FactSet CallStreet, LLC 23-Feb-2016 Cooper-Standard Holdings, Inc. (CPS) Q4 2015 Earnings Call

Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call

Corrected Transcript
23-Feb-2016

CORPORATE PARTICIPANTS

Roger S. Hendriksen
Director-Investor Relations

Jeffrey S. Edwards
Chairman and Chief Executive Officer

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.

OTHER PARTICIPANTS

Bret Jordan
Jefferies LLC

John Rolfe
Argand Capital Advisors LLC

Glenn E. Chin
The Buckingham Research Group, Inc.

Scott Segal
MSD Partners, L.P.

MANAGEMENT DISCUSSION SECTION

Operator: Good morning, ladies and gentlemen and welcome to the Cooper Standard Fourth Quarter 2015 Earnings Conference Call. During the presentation, all participants will be in listen-only mode. Following company prepared comments, we will conduct a question-and-answer session. [Operator Instructions] As a reminder, this conference call is being recorded and the webcast will be available for replay later today.

I would now like to turn the call over to Roger Hendriksen, Director of Investor Relations.

Roger S. Hendriksen
Director-Investor Relations

Thanks, Heidi, and good morning, everyone. Thanks for taking the time to join our call this morning. We appreciate your continued interest in Cooper Standard. The members of our leadership team who will be speaking with you on the call this morning are Jeff Edwards, Chairman and Chief Executive Officer and Matt Hardt, Executive Vice President and Chief Financial Officer.

Before we begin, I need to remind you that this presentation contains forward-looking statements. While they are made based on current factual information and certain assumptions and plans that management currently believes to be reasonable, these statements do involve risks and uncertainties. For more information on forward-looking statements, we ask that you refer to the slide three of this presentation and the company's statements included in periodic filings with the Securities and Exchange Commission.

With that, I'll turn the call over to Jeff Edwards.

Jeffrey S. Edwards
Chairman and Chief Executive Officer

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call
Corrected Transcript
23-Feb-2016

Okay. Thanks, Roger, and good morning, everyone. We're very pleased to report that we had a record fourth quarter in 2015 with an 11% increase in revenue compared to the same period a year ago. Total sales of $854 million in the quarter included a net increase of $58 million related to our strategic M&A activities. Excluding this, our organic growth rate was still nearly 4%, and when you exclude the impact of exchange, the increase was more than 19%.

Adjusted EBITDA increased nearly 27% also marking the highest level for any fourth quarter in our history. Our best business practice tool along with our continuous improvement initiatives helped drive $30 million in operating cost improvements during the quarter, which contributed to the increased EBITDA margin.

We also had an excellent quarter in terms of free cash flow, which increased by $79 million compared to the same period last year. Once again, the implementation of the best business practices across the entire company helped drive this improvement. Matt will have a little bit more details in a few minutes.

Moving on to slide six, it breaks down our revenue by region. North America and Asia were the clear leaders in the quarter with revenue gains of 12.7% and 89.2%. Revenue growth in North America was driven by higher overall light vehicle production and the full ramp-up of several key platforms following launches in late 2014 and early 2015.

In Asia, the increase was driven in part by our acquisition of Shenya. But if you exclude the acquisitions, divestitures and the impact of FX, our underlying organic growth rate was still a very strong 25.1%, while light vehicle production in Asia was up approximately 7%.

In Europe, although sales were down by 3.9% compared to last year, on an FX neutral basis, they were up 9.8% year-over-year. So in summary, we continue to see strong underlying growth rates in all of our key regions.

Slide seven breaks out the key drivers of our revenue growth. Overall our market share and improved industry volume and mix contributed $92 million in incremental sales in the quarter. The Shenya acquisition and other M&A related items added approximately $58 million, and the total FX impact was a negative $61 million.

Moving to slide eight. Each of our major regions have successfully executed our profitable growth strategy and by implementing the Cooper Standard operating system, which includes our best business practice tool and disciplined launch management system. North America and Europe achieved significant operating savings. As I stated earlier, these efforts resulted in more than $30 million in operating cost savings in the fourth quarter compared to the prior year.

In addition, we continue to see positive trends in our supply chain optimization initiatives, our health, safety and environmental programs across all of our regions. We also continue to refine and optimize our global footprint as a key pillar in our profitable growth strategy.

During the fourth quarter, we sold our hard coat plastics exterior trim business in Rockford, Tennessee and officially launched our fluid transfer JV with INOAC in China. The sale of our Rockford operation will enable our management team to focus more on growth of our core product lines. We certainly appreciate the support of our customers and the team in Rockford as we transition this business to a company specializing in trim components. The new joint venture in China will help us further establish our fluid transfer products and technology with Chinese OEMs.

Finally as we look to the South America, we do not see the market improving significantly anytime soon. Through cost cutting in contingency planning, we were able to reduce our operating loss in South America in the quarter.

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call
Corrected Transcript
23-Feb-2016

So excluding the non-cash charge for asset impairment, we're quickly implementing plans to size the business to meet this new range that we're forecasting around three million units.

On slide nine, we compare our adjusted EBITDA results in the fourth quarter to the same period a year ago, and we breakout some of the key drivers of our record performance. Volume and mix were favorable in the quarter driving $23 million in adjusted EBITDA improvement year-over-year. Improved operating efficiencies resulting from the rollout of our world-class operating initiatives as I described earlier added $30 million in EBITDA compared to the fourth quarter of 2014.

It's important to note that because of our record results for the year, we accrued incremental expense in the quarter to provide for higher incentive payouts. This reflected in the other category, which along with wage rates, inflation and the impact of foreign exchange, partially offset the operating improvements. Overall, we generated over $91 million of adjusted EBITDA for the quarter or 10.7% of sales and that's up 130 basis points over last year.

Now, I'll turn the call over to Matt to cover the details on our income and cash flow. Matt?

Matthew W. Hardt

Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.

Thanks, Jeff. And good morning, everyone. In the next few slides, I'll provide some additional color on our financial results for the quarter and for the full year.

If you turn to page 11, you will see our results for both the fourth quarter and the total year. In the fourth quarter, we generated total sales of $854.4 million compared to $767.9 million in Q4 2014. Our gross profit was $153.8 million or 18% of sales. This is a 270 basis point improvement in gross margin year-over-year.

Adjusted EBITDA was $91.3 million and 10.7% of sales, compared to $72.2 million and 9.4% of sales in the same period a year ago. This represents a 130 basis point improvement, and on an FX neutral basis, our adjusted EBITDA was $96.3 million or over 33% higher than in the fourth quarter of 2014. For the full year, adjusted EBITDA was $362.4 million and 10.8% of sales, compared to $311.5 million and 9.6% of sales in 2014. This represents an increase of 16.3% and up 120 basis points.

And net income for the quarter was $21.7 million or $1.16 per fully diluted share and this included restructuring, a non-cash charge for asset impairment and a one-time gain on the sale of our hard coat plastic exterior trim business. And excluding these items, our adjusted net income for the quarter was $56.2 million or $3.01 per diluted share, compared to $15.3 million or $0.88 per diluted share in Q4 2014. For the full year 2015, our reported net income was $111.9 million. The adjusted net income was $168.7 million or $9.16 per diluted share, up 90% from 2014.

And CapEx for the quarter was $36.6 million or 4.3% of sales. This is down from 4.9% of sales in Q4 2014, and for the full year CapEx at $166.3 million was slightly below 5% of sales, down from nearly 6% in 2014.

Moving on to slide 12. This slide shows the trend in adjusted EBITDA on a trailing 12-month basis, going back to the third quarter of 2014, illustrating how we are converting our operating improvements into expanded margin, driving additional positive cash flow and resulting in improved ROIC. We've talked to you over the past several quarters about our four-pronged approach to improving our capital utilization and generating free cash flow.

We set targets to reduce working capital, control CapEx spending, optimize our global footprint and manage our cash taxes. And we're able to execute in each of these and exceed our targets for the year. Free cash flow generated

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call
Corrected Transcript
23-Feb-2016

in 2015 was $104 million, a significant improvement over prior years. And while we're pleased with these results, we realize that there is room for additional improvements as we move into 2016, and we will continually and aggressively execute our cash generation strategy moving forward. Expanding our margins, improving our capital utilization is positively impacting our ROIC. We exited 2015 with 9.7% of ROIC. That's up 290 basis points from 2014 and close to 400 basis points over the past two years.

Moving to slide 13. The combination of strong operating performance, our continued focus on capital utilization and executing on our cash strategies has improved our overall credit profile. We ended the year with total liquidity in excess of $515 million with cash increasing 42% to $378 million in addition to our undrawn revolver. This liquidity and the future cash generated from ongoing operations will give us the financial flexibility to fund our profitable growth strategies.

We continue to have a moderate amount of debt outstanding with $778 million at relatively low interest rates and with no significant maturities until 2021. When considering our cash balance, we ended 2015 with net debt of only $400 million. As our operations have become more effective [indiscernible] (12:48) increased EBITDA performance, our interest and debt coverage ratios have improved as well to 9.5 times and 1.1 times, respectively.

Now moving on to slide 14. Now that we're beginning to generate free cash flow, we're frequently asked, what do you plan to do with the cash. And it's a nice question to respond to. And as you might imagine, it's a subject of frequent discussion and analysis amongst our global leadership team and our board of directors. The graphic on slide 14 provides a general overview of our capital allocation priorities.

Our first priority is to invest in profitable growth of our business and ensure that we launch new programs according to our customers' expectations. In 2016, we'll launch 161 new programs that require an investment in tooling and equipment. And then over the next couple of years, we'll allocate capital to the continued optimization of our global footprint and the migration from high cost to low cost regions, as we have previously announced. This investment will drive value by lowering our operating costs and aligning our operations with our customer base.

We're also committed to further investment in new product and technological innovation, which we believe is a key to differentiating Cooper Standard from our competitors and to creating sustainable competitive advantage. We want to maintain our credit rating profile and increase our financial flexibility. As part of our profitable growth strategy, we're continually evaluating M&A opportunities. We want to be prepared to take advantage of strategic acquisition opportunities at attractive multiples.

And then in addition to these options, we continually review possible strategies to return capital to our shareholders as it may make sense. Our plan for 2016 and beyond anticipate generating additional free cash flow, and our top priority will be the appropriate allocation and deployment of capital.

Now let me turn it back over to Jeff.

Jeffrey S. Edwards
Chairman and Chief Executive Officer

Okay. Thanks, Matt. In the few minutes that we have left, I will cover some of the highlights for the full year 2015 and then provide you some thoughts on our outlook for 2016.

So moving to slide 16, it highlights some of the major operating measures and achievements of 2015. In fact, 2015 was the first full year of the execution phase of our profitable growth strategy and we are just at the beginning of

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call
Corrected Transcript
23-Feb-2016

transforming the business to fully achieve world class operating targets. We had 120 new program launches, and our CLauS launch system gave us a level of control and consistency to achieve green launches in terms of costs as well as on-time delivery. This enabled us to reduce our launch costs and meet our customers' expectations for each of these launches.

Our top line continued to grow in excess of the rate of increase in global light vehicle production. If you exclude the significant headwinds from foreign currency exchange rates, our sales increased by 12% for the year. Excluding FX and the incremental sales from Shenya, our organic growth rate was 7%. Through the implementation of the Cooper Standard operating system and its related tools, we improved our operating efficiency in our manufacturing facilities around the world.

We reduced scrap, improved quality and customer focus, increased overall capacity utilization. Together these amounted to more than $100 million in operating cost savings and enabled us to increase adjusted EBITDA by 16% and adjusted EBITDA margin by 120 basis points over 2014. With improved operating margins and with our laser focus on capital management, we increased free cash flow by $125 million over 2014.

We're very pleased with the results in 2015 and we certainly want to thank our customers and supplier partners for their continued support. We also want to recognize our employees who worked together seamlessly as a global team to serve our customers around the world. Thank you all very much.

As we move to slide 17, we'll take a look at 2016 and talk about the momentum that continues as we execute our strategy as we look to achieve even better performance in 2016. We will continue the optimization of our global footprint with the integration of our Shenya operations in China and the continued migration from West to East in Europe. We will also be adding one more production facility in China to support the expansion and vertical integration of our fuel and brake delivery business in the region.

We're very focused on successfully launching all of our 161 new programs in 2016, which is 34% more than 2015. As we continue to roll out our best business practice tool in both our fuel and brake as well as our fluid transfer system businesses, we expect to drive an additional $100 million in cost savings in 2016. We will continue to aggressively manage our capital resources by further optimizing working capital, maintaining capital expenditures closer to 4.5%, minimizing restructuring spend and continuing to implement our tax planning strategies.

On slide 18, we provide you with our guidance and expectations for the year. We anticipate sales to be in the range of $3.35 billion to $3.4 billion. This guidance takes into account the divestiture of our hard coat plastics exterior trim business in Rockford, Tennessee, which I mentioned earlier and the run out of our contract business we have had related to our thermal and emissions business which we sold in 2014.

It's important to note that these were not high-margin sales, so the reduction will be actually a net positive to our margins and will no longer be a distraction to management. Considering the adjusted base, our 2016 sales guidance represents growth in the range of 3.1% to 4.7% versus last year. We expect adjusted EBITDA margins to be in the range of 11.3% to 11.8% in 2016.

CapEx will be in the range of $155 million to $165 million. Cash spend for the European restructuring program that we announced early in 2015 will be $45 million to $55 million, and cash taxes are expected to be in the range of $50 million to $60 million for the year. Achieving these targets will enable us to drive increased stakeholder value. We certainly look forward to another outstanding year of profitable growth in margin expansion and we would like to thank you for your continued support of Cooper Standard.

Now, we would like to open the line and answer any questions you may have for us. Heidi?

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call

Corrected Transcript
23-Feb-2016

QUESTION AND ANSWER SECTION

Operator: Thank you. [Operator Instructions] Your first question comes from Bret Jordan from Jefferies. Please go ahead.

Bret Jordan
Jefferies LLC

Q

Good morning, guys.

Jeffrey S. Edwards
Chairman and Chief Executive Officer

A

Hey, Bret.

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.

A

Good morning, Bret.

Bret Jordan
Jefferies LLC

Q

A quick question on the margin impact from some of the lower margin business divestitures. If your EBITDA margin expectation is 11.3% to 11.8%, how much is just sort of immediately picked up by getting out of the Rockford facility and some of the other business shifts you talked about?

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.

A

Yeah, Bret, this is Matt. These businesses were running far less than 10% EBITDA, so by exiting these businesses does negatively impact us by close to $100 million on top line. But the impact to EBITDA was much less than what our run rate is.

Bret Jordan
Jefferies LLC

Q

Okay. Great. And then I guess as we look at the shift, high cost production to lower cost markets, what inning are we at? Has that begun? Or is that something that is really going to drive incremental operating efficiency down the road?

Jeffrey S. Edwards
Chairman and Chief Executive Officer

A

I think as we talked, Bret, we've got the facility in Serbia up and running, which is what we're talking about here. We expect 2016 to continue to ramp that business up. Obviously, that's a challenge for us as we continue to manage that and it's a greenfield site, so we have new employees. We have new plant. We're training folks every day. It's going quite well but we're very aware of the risk from a customer point of view. So we're taking it at the right pace, I'll say. We have said all along that by the time we ramp that up fully by the end of 2017, that will save us about $25 million a year. So that's the number. If you just think about the labor rate, it's – basically $30 to $5 is the difference.

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call
Corrected Transcript
23-Feb-2016

Bret Jordan
Jefferies LLC
Q

Okay.

Jeffrey S. Edwards
Chairman and Chief Executive Officer
A

So we'll save money in 2016, we'll save money in 2017. But that $25 million a year number won't be fully hitting our bottom line till we reach the 2018 period.

Bret Jordan
Jefferies LLC
Q

Okay. And I guess to some extent, just trying to put it in perspective, is that the first of many or is that 80% of what you see being able to shift? I mean the question being, what inning are we at? Is Serbia going to be the majority of what we do in the next five years or is this just scratching the surface?

Jeffrey S. Edwards
Chairman and Chief Executive Officer
A

No. I think it's fair to say that when we put Serbia in place, we felt that that would support us well into the early next decade. Keep in mind we already have Poland to go along with Serbia. We have facilities in the Czech as well. So this is just a continuation of the move from West to East. But we have plenty of room to expand there. The labor force is significant, so I don't anticipate needing to do anything else as it relates to expansion [ph] other than fill that one up (24:24).

Bret Jordan
Jefferies LLC
Q

Okay. Great. Thank you.

Operator: Your next question comes from the line of John Rolfe with Argand Capital. Go ahead, please.

John Rolfe
Argand Capital Advisors LLC
Q

Hey. Good morning, guys. A few questions for you. First, you mentioned that the 2016 growth is sort of 3.1% to 4.7%. Just to confirm, so is that – 3% to 4.7%, is that a sort of constant currency apples-to-apples adjustment for the divestitures as well as Shenya or is that not sort of fully apples-to-apples or sort of organic constant currency type growth?

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.
A

Yeah. Hey, John. Thanks for the call. Specifically related to 2016, when you take a look at the mid-range, we'll show about 2% on top line growth. When you take out the dispositions of Rockford and the run-out of T&E, that adds roughly 1.9% or 2% of incremental growth. FX, we do think is going to negatively hit us. Based on the rates that we're assuming, that's going to add another, call it, 1.2% or so. So that gets us up to the mid-range or the high end of the range that Jeff mentioned.

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call

Corrected Transcript
23-Feb-2016

John Rolfe
Argand Capital Advisors LLC

Q

Okay. Got it. In terms of the working capital improvements, clearly in the fourth quarter, you guys made huge strides there and generated a whole lot of cash out of your working capital. How should we be thinking about sort of targets going forward? I mean how do you guys – I guess, from a modeling perspective, and how do you guys sort of think about what additional can be achieved there going forward?

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.

A

Sure. I mean when you take a look at where we ended, we reduced working capital in the fourth quarter by about $106 million, driven by AR collections primarily driven by a lot of tooling collections from the OEMs. We took inventory down to about 20 days and payables up to about 47 days. So when you think about that from working capital, we still think we've got more room to go there, and we've still got in 2016 another day of inventory. We've still got a few days of payables that we're executing on with the procure-to-pay strategy.

So there is incremental opportunity there in working capital. However, when we continue to think through growth in Europe and specifically in Asia, we have got a lot of strategies that were working on to decrease receivables, but there is a counter move there based on extended terms that you end up seeing in those regions. We think there is incremental opportunity net-net on working capital between now and 2016, which is going to help generate incremental cash flow.

Jeffrey S. Edwards
Chairman and Chief Executive Officer

A

And John, I think it's important to note – this is Jeff – I think it's important to note here that as we have rolled out the business systems that we continue to refer to as the Cooper Standard operating system, we continue to talk about the best business practice tool, this is how we're running the company. So when you go across all of our plants in all of our businesses, we're able to clearly see with data where the best performing ones are and then we're able to quickly transfer those lessons learned and best practices around the business.

These guys come together speaking around the table as a conference call around the world every month. They're reviewing all of the operating metrics that have been assigned to the plants, including some of the working capital that Matt just talked to you about. So this is how the business is running. It will continue to improve each and every year as we move forward.

I mentioned before that we have actually two of our businesses this year, fluid transfer system as well as fuel and brake business will just be getting online really with the tool that we have focused primarily on the sealing business over the course of the last year. So I fully expect that we will continue to march our way towards world-class over the course of the next one to two years, but we certainly didn't achieve that in 2015. That's just the continuous improvement that you see as a result of a lot of good work, but there is still a lot more work to do

John Rolfe
Argand Capital Advisors LLC

Q

Okay. Great. And last question, on a reported basis, you had a pretty attractive tax rate in 2015. I know there is kind of a lot of moving pieces going forward in terms of mix of business regionally as well as whether you are able to get Europe back to some reasonable level of profitability. But how do you guys sort of think about tax rate a couple of years out with what might be a sort of reasonable regional mix of business? How should we be thinking about tax rate when you look out a couple of years?

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call
Corrected Transcript
23-Feb-2016

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.
A

Good question, John. I think we expect our future effective tax rate to be under 30% as our mix of earnings continues to improve. We get a little more profitable in Europe, and we continue to grow in Asia.

John Rolfe
Argand Capital Advisors LLC
Q

Okay. Great. Thanks very much and nice quarter, nice year.

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.
A

Thanks John.

Jeffrey S. Edwards
Chairman and Chief Executive Officer
A

Thank you.

Operator: [Operator Instructions] Your next question comes from Glenn Chin with Buckingham Research. Please go ahead.

Glenn E. Chin
The Buckingham Research Group, Inc.
Q

Good morning, gentlemen. Congrats on another nice quarter.

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.
A

Thank you, Glenn.

Jeffrey S. Edwards
Chairman and Chief Executive Officer
A

Thanks, Glenn.

Glenn E. Chin
The Buckingham Research Group, Inc.
Q

So just first on, I guess, a housekeeping type question on SGA&E. So really more a question for Matt. So Matt, you've discussed SGA&E, keeping it low, sort of 10% of sales threshold recently. It's crept up above that threshold Is this the new run rate we should expect? It's kind of sequentially fair a amount.

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.
A

No, our goal going forward, Glenn, on balance for the year is to maintain a below 10% SGA&E figure. And we're not changing that on a go forward basis. As you see sales increase and decrease seasonally throughout the quarters, that will change. Specifically in the fourth quarter, as Jeff has mentioned, we did make a year-to-date true-up in the fourth quarter for incentive compensation based on the results that we had for the year. So you make a 12-month true-up in December for that. We still anticipate that number being below 10% going forward

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call
Corrected Transcript
23-Feb-2016

even with an incremental 161 or so programs being launched in 2016. So from a modeling perspective, keep it under 10%.

Glenn E. Chin
The Buckingham Research Group, Inc.
Q

Okay. Very good. And then just on South America. I mean, Jeff, I have discussed it with you in the past. Any imminent plans for dramatic action down there? You did mention I guess you're building out in anticipation of three million unit build down there?

Jeffrey S. Edwards
Chairman and Chief Executive Officer
A

Yeah. We've challenged our leadership team, Glenn, to think about that market in terms of three million units and make money at three million units. So they're in the process of working their way through that, and we anticipate a much better performance in 2016, because we continue to take cost out of the business and work with our customers to try to get a little bit of help as well. But at the end of the day, it's still going to be a very tough place to make money in 2016, but we're committed to being there, at least as long as our customers are committed to being there, I'll say it that way.

Glenn E. Chin
The Buckingham Research Group, Inc.
Q

Okay. Very good. And this $19.3 million impairment charge that you took down there, that's not to say assets down there have been fully impaired?

Jeffrey S. Edwards
Chairman and Chief Executive Officer
A

Not fully, but it was a big P&E charge as well as an intangible charge, Glenn.

Glenn E. Chin
The Buckingham Research Group, Inc.
Q

Okay. Very good. That's it for me, gentlemen. Thank you and congrats again.

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.
A

Thank you.

Jeffrey S. Edwards
Chairman and Chief Executive Officer
A

Thanks, Glenn.

Operator: [Operator Instructions] Your next question comes from Scott Segal with MSD Partners. Please go ahead.

Scott Segal
MSD Partners, L.P.
Q

Hi, guys. Congratulations on another great quarter.

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call

Corrected Transcript
23-Feb-2016

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc. A

Thank you, Scott.

Jeffrey S. Edwards
Chairman and Chief Executive Officer A

Thanks, Scott.

Scott Segal
MSD Partners, L.P. Q

Just two quick questions for you. In 2015, you reduced cost by $100 million which is obviously a great feat and when I look at our adjusted EBITDA, not all of that fell to the adjusted EBITDA line. Is that $100 million – should we think of that on a run rate basis? Or why didn't more of it fall to the bottom line?

Jeffrey S. Edwards
Chairman and Chief Executive Officer A

Scott, that's a good question. I think there is two buckets here. On balance, we'd probably expect 30% or so of that to fall through with offsets being in customer price, normal wage inflation as well as indirect cost inflation. However, when you take a look at 2015, in particular in the remnants of 2014, we've been seeing $30 million-plus of EBITDA erosion based on foreign exchange. While the sales number is a few hundred million dollars, the EBITDA has still been $30 million.

We've got natural hedging with cost in those places where we've got sales erosion, but that's impacting some of that as well. So going from $311 million to $362 million, we are helped out by volume, but we're also helped out as again by the net operating cost. If you take a look at that in 2016, we've talked externally about needing to drive an incremental $100 million of net operating efficiency throughout the business. We anticipate a bit of pressure coming from foreign exchange, but we still anticipate 30% plus of that falling through [inaudible] (34:58)

Scott Segal
MSD Partners, L.P. Q

So if you have 30% of that falling through, how do I put that to the increase in the guidance, because on an annual basis, wouldn't that imply sort of 100 basis points of an increase relative to the 10.8% that we're at today and that gives no credit for the flow through in incremental volumes that you expect to see?

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc. A

I think what you'd end up seeing there is a couple of things. One is, there is an incremental fall through that you'd see from the volume. Some of that is going to be eroded with incremental FX. And at the gross margin line, you will see that level of expansion, but you'll see a bit of expansion as well from the SG&A perspective to erode a bit more of that.

Scott Segal
MSD Partners, L.P. Q

Got it. That makes sense. Okay. Thanks, guys. Thanks for a great quarter.

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Cooper-Standard Holdings, Inc. (CPS)
Q4 2015 Earnings Call

Corrected Transcript
23-Feb-2016

Matthew W. Hardt
Executive Vice President and Chief Financial Officer, Cooper-Standard Holdings, Inc.

A

Okay.

Operator: It appears there are no more questions. I would now like to turn the call back over to Roger Hendriksen.

Roger S. Hendriksen
Director-Investor Relations

Okay. Thanks, everyone, for joining the call. Great questions. We look forward to taking more of your questions as the next quarter rolls on. Hope to talk to you again very soon. Thank you.

Operator: This concludes today's conference call. You may now disconnect.

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